Summary Prospectus
March 1, 2021

Hartford Small Cap Value Fund
Class A	Class C	Class I	Class R3	Class R4	Class R5	Class R6	Class Y	Class F
HSMAX	HTSCX	HSEIX	HSMRX	HSMSX	HSMTX	HSMVX	HSMYX	HSMFX
Before you invest, you may want to review the Fund’s prospectus, which contains more information about the Fund and its risks. You can find the Fund’s prospectus, reports to shareholders, and other information about the Fund online at http://www.hartfordfunds.com/prospectuses.html. You can also get this information at no cost by calling 1-888-843-7824 or request a copy of the prospectus by sending an e-mail to orders@mysummaryprospectus.com. The Fund’s prospectus and statement of additional information dated March 1, 2021, each as may be amended, supplemented or restated, are incorporated by reference into this summary prospectus. The Fund’s statement of additional information may be obtained, free of charge, in the same manner as the Fund’s prospectus.
INVESTMENT OBJECTIVE. The Fund seeks long-term capital appreciation.
YOUR EXPENSES. The table below describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below. Please contact your financial intermediary for more information regarding whether you may be required to pay a brokerage commission or other fees. You may qualify for sales charge discounts for Class A shares if you and your family invest, or agree to invest in the future, at least $50,000 in certain classes of Hartford mutual funds or 529 plans for which Hartford Funds Management Company, LLC serves as the program manager. More information about these and other discounts is available from your financial professional and in the “How Sales Charges Are Calculated” section beginning on page 89 of the Fund’s statutory prospectus. Descriptions of any financial intermediary specific sales charge waivers and discounts are set forth in Appendix A to the statutory prospectus.
Shareholder Fees (fees paid directly from your investment):
Share Classes	A	C	I	R3	R4	R5	R6	Y	F
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	5.50%	None	None	None	None	None	None	None	None
Maximum deferred sales charge (load) (as a percentage of purchase price or redemption proceeds, whichever is less)	None(1)	1.00%	None	None	None	None	None	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):
Share Classes	A	C	I	R3	R4	R5	R6	Y	F
Management fees	0.70%	0.70%	0.70%	0.70%	0.70%	0.70%	0.70%	0.70%	0.70%
Distribution and service (12b-1) fees	0.25%	1.00%	None	0.50%	0.25%	None	None	None	None
Other expenses	0.46%	0.45%	0.34%	0.43%	0.38%	0.33%	0.22%	0.32%	0.21%
Total annual fund operating expenses	1.41%	2.15%	1.04%	1.63%	1.33%	1.03%	0.92%	1.02%	0.91%
Fee waiver and/or expense reimbursement(2)	0.11%	0.10%	0.04%	0.13%	0.13%	0.13%	0.12%	0.17%	0.11%
Total annual fund operating expenses after fee waiver and/or expense reimbursement(2)	1.30%	2.05%	1.00%	1.50%	1.20%	0.90%	0.80%	0.85%	0.80%
(1)
Investments of $1 million or more will not be subject to a front-end sales charge, but may be subject to a 1.00% contingent deferred sales charge.
(2)
Hartford Funds Management Company, LLC (the “Investment Manager”) has contractually agreed to reimburse expenses (exclusive of taxes, interest expenses, brokerage commissions, acquired fund fees and expenses and extraordinary expenses) to the extent necessary to limit total annual fund operating expenses as follows: 1.30% (Class A), 2.05% (Class C), 1.00% (Class I), 1.50% (Class R3), 1.20% (Class R4), 0.90% (Class R5), 0.80% (Class R6), 0.85% (Class Y) and 0.80% (Class F). This contractual arrangement will remain in effect until February 28, 2022 unless the Board of Directors of The Hartford Mutual Funds, Inc. approves its earlier termination.

Example. The example below is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then, except as shown below, redeem all of your shares at the end of those periods. The example also assumes that:
•
Your investment has a 5% return each year
•
The Fund’s operating expenses remain the same (except that the example reflects the fee waiver and/or expense reimbursement arrangement reflected in the table above for only the first year)
•
You reinvest all dividends and distributions.
Although your actual costs may be higher or lower, based on these assumptions your costs would be:
Share Classes	Year 1	Year 3	Year 5	Year 10
A	$675	$961	$1,269	$2,139
C	$308	$663	$1,145	$2,475
I	$102	$327	$570	$1,267
R3	$153	$502	$874	$1,922
R4	$122	$409	$716	$1,590
R5	$92	$315	$556	$1,248
R6	$82	$281	$498	$1,120
Y	$87	$308	$547	$1,232
F	$82	$279	$493	$1,109
If you did not redeem your shares:
C	$208	$663	$1,145	$2,475
Portfolio Turnover. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the examples, affect the Fund’s performance. During the fiscal year ended October 31, 2020, the Fund’s portfolio turnover rate was 62% of the average value of its portfolio.
PRINCIPAL INVESTMENT STRATEGY. Under normal circumstances, the Fund invests at least 80% of its assets in common stocks of small capitalization companies. The Fund may invest up to 15% of its net assets in securities of foreign issuers and non-dollar securities. The Fund’s sub-adviser, Wellington Management Company LLP (“Wellington Management”), primarily invests in securities it believes are undervalued in the marketplace. Wellington Management’s investment process combines a proprietary, systematic screening process and bottom-up fundamental analysis. Based on market or economic conditions, the Fund may, through its normal bottom-up stock selection process, focus in one or more sectors of the market.
The Fund defines small capitalization companies as companies with a market capitalization within the range of the Russell 2000 Index. As of December 31, 2020, the market capitalization of companies included in the Russell 2000 Index ranged from approximately $43.0 million to $15.47 billion. The market capitalization range of this index changes over time.
PRINCIPAL RISKS. The principal risks of investing in the Fund are described below. When you sell your shares they may be worth more or less than what you paid for them, which means that you could lose money as a result of your investment. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. As with any fund, there is no guarantee that the Fund will achieve its investment objective.
Market Risk – Market risk is the risk that one or more markets in which the Fund invests will go down in value, including the possibility that the markets will go down sharply and unpredictably. Securities of a company may decline in value due to its financial prospects and activities, including certain operational impacts, such as data breaches and cybersecurity attacks. Securities may also decline in value due to general market and economic movements and trends, including adverse changes to credit markets, or as a result of other events such as geopolitical events, natural disasters, or widespread pandemics (such as COVID-19) or other adverse public health developments.
Equity Risk – The risk that the price of equity or equity related securities may decline due to changes in a company’s financial condition and overall market and economic conditions.

Small Cap Securities Risk – Investments in small capitalization companies involve greater risks than investments in larger, more established companies. Many of these companies are young and have limited operating or business history. These securities may be subject to more abrupt or erratic price movements and may lack sufficient market liquidity, and these issuers often face greater business risks, including the risk of bankruptcy.
Active Investment Management Risk – The risk that, if the sub-adviser’s investment strategy does not perform as expected, the Fund could underperform its peers or lose money.
Value Investing Style Risk – Using a value investing style to select investments involves special risks, particularly if it is used as part of a “contrarian” approach to evaluating issuers. Overlooked or otherwise undervalued securities entail a significant risk of never attaining their potential value. Also, the value investing style may over time go in and out of favor. At times when the value investing style is out of favor, the Fund may underperform other equity funds that use different investing styles.
Volatility Risk – The Fund’s investments may fluctuate in value over a short period of time. This may cause the Fund’s net asset value per share to experience significant changes in value over short periods of time.
Sector Risk – To the extent the Fund invests more heavily in a particular sector or sectors, its performance will be especially sensitive to developments that significantly affect those sectors. Individual sectors may be more volatile, and may perform differently, from the broader market.
Foreign Investments Risk – Investments in foreign securities may be riskier, more volatile, and less liquid than investments in U.S. securities. Differences between the U.S. and foreign regulatory regimes and securities markets, including the less stringent investor protection and disclosure standards of some foreign markets, as well as political and economic developments in foreign countries and regions and the U.S. (including the imposition of sanctions, tariffs, or other governmental restrictions), may affect the value of the Fund’s investments in foreign securities. Changes in currency exchange rates may also adversely affect the Fund’s foreign investments. The impact of the United Kingdom’s departure from the European Union, commonly known as “Brexit,” and the potential departure of one or more other countries from the European Union may have significant political and financial consequences for global markets. This may adversely impact Fund performance.
Currency Risk – The risk that the value of the Fund’s investments in foreign securities or currencies will be affected by the value of the applicable currency relative to the U.S. dollar. When the Fund sells a foreign currency or foreign currency denominated security, its value may be worth less in U.S. dollars even if the investment increases in value in its local market. U.S. dollar-denominated securities of foreign issuers may also be affected by currency risk, as the revenue earned by issuers of these securities may also be affected by changes in the issuer’s local currency.
Securities Lending Risk – The Fund may lose money because the borrower of the loaned securities fails to return the securities in a timely manner or at all. Securities lending involves the risk that the Fund could also lose money in the event of a decline in the value of the collateral provided for loaned securities or a decline in the value of any investments made with cash collateral. These events could also trigger adverse tax consequences for the Fund.
Large Shareholder Transaction Risk – The Fund may experience adverse effects when certain large shareholders redeem or purchase large amounts of shares of the Fund. Such redemptions may cause the Fund to sell securities at times when it would not otherwise do so or borrow money (at a cost to the Fund), which may negatively impact the Fund’s performance and liquidity. Similarly, large purchases may adversely affect the Fund’s performance to the extent that the Fund is delayed in investing new cash and is required to maintain a larger cash position than it ordinarily would. These transactions may also accelerate the realization of taxable income to shareholders if such sales of investments resulted in gains, and may also increase transaction costs.
The Fund is subject to certain other risks. For more information regarding risks and investments, please see “Additional Information Regarding Investment Strategies and Risks” and “More Information About Risks” in the Fund’s statutory prospectus.
PAST PERFORMANCE. The performance information indicates the risks of investing in the Fund. Keep in mind that past performance does not indicate future results. Updated performance information is available at hartfordfunds.com. The returns in the bar chart and table:
•
Assume reinvestment of all dividends and distributions
•
Include the Fund’s performance when it had a different sub-adviser prior to June 4, 2012
•
Include the Fund’s performance when it pursued different strategies prior to November 1, 2018
•
Reflect fee waivers and/or expense limitation arrangements, if any. Absent any applicable fee waivers and/or expense limitation arrangements, performance would have been lower.

The bar chart:
•
Shows how the Fund’s total return has varied from year to year
•
Returns do not include sales charges. If sales charges were reflected, returns would have been lower
•
Shows the returns of Class A shares. Returns for the Fund’s other classes differ only to the extent that the classes do not have the same expenses.
Total returns by calendar year (excludes sales charges)

During the periods shown in the chart above:	Returns	Quarter Ended
Best Quarter Return	35.22%	December 31, 2020
Worst Quarter Return	-37.66%	March 31, 2020
Average Annual Total Returns. The table below shows returns for the Fund over time compared to those of a broad-based market index. After-tax returns, which are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes, are shown only for Class A shares and will vary for other classes. Actual after-tax returns, which depend on an investor’s particular tax situation, may differ from those shown and are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. For more information regarding returns, see the “Performance Notes” section in the Fund’s statutory prospectus.
Average annual total returns for periods ending December 31, 2020 (including sales charges)
Share Classes	1 Year	5 Years	10 Years
Class A – Return Before Taxes	-1.74%	6.47%	7.60%
– Return After Taxes on Distributions	-1.95%	4.39%	5.66%
– Return After Taxes on Distributions and Sale of Fund Shares	-0.89%	4.77%	5.73%
Share Classes (Return Before Taxes)
Class C	2.24%	6.89%	7.41%
Class I*	4.40%	8.04%	8.42%
Class R3*	3.91%	7.49%	8.07%
Class R4*	4.24%	7.78%	8.35%
Class R5*	4.47%	8.10%	8.64%
Class R6*	4.57%	8.18%	8.70%
Class Y	4.43%	8.14%	8.68%
Class F*	4.51%	8.14%	8.47%
Russell 2000 Value Index (reflects no deduction for fees, expenses or taxes)	4.63%	9.65%	8.66%
*
Class I shares commenced operations on March 31, 2015 and performance prior to that date is that of the Fund’s Class A shares (excluding sales charges). Class R3, Class R4 and Class R5 shares commenced operations on September 30, 2011 and performance prior to that date is that of the Fund’s Class Y shares. Class R6 shares commenced operations on February 28, 2018 and performance prior to that date is that of the Fund’s Class Y shares. Class F shares commenced operations on February 28, 2017. Performance for Class F shares prior to February 28, 2017 reflects the performance of Class I shares from March 31, 2015 through February 27, 2017 and Class A shares (excluding sales charges) prior to March 31, 2015. Performance prior to an inception date of a class has not been adjusted to reflect the operating expenses of such class. If the performance were adjusted, it may have been higher or lower.

MANAGEMENT. The Fund’s investment manager is Hartford Funds Management Company, LLC. The Fund’s sub-adviser is Wellington Management.
Portfolio Manager	Title	Involved with Fund Since
Sean Kammann	Managing Director and Equity Portfolio Manager	2018
PURCHASE AND SALE OF FUND SHARES. Not all share classes are available for all investors. Minimum investment amounts may be waived for certain accounts. Certain financial intermediaries may impose different restrictions than those described below.
Share Classes	Minimum Initial Investment	Minimum Subsequent Investment
Class A, Class C and Class I	$2,000 for all accounts except: $250, if establishing an Automatic Investment Plan (“AIP”), with recurring monthly investments of at least $50	$50
Class R3, Class R4, Class R5 and Class R6	No minimum initial investment	None
Class Y	$250,000 This requirement is waived when the shares are purchased through omnibus accounts (or similar types of accounts).	None
Class F	$1,000,000 This requirement is waived when the shares are purchased through omnibus accounts (or similar types of accounts).	None
For more information, please see the “How To Buy And Sell Shares” section of the Fund’s statutory prospectus.
You may sell your shares of the Fund on those days when the New York Stock Exchange is open, typically Monday through Friday. You may sell your shares through your financial intermediary. With respect to certain accounts, you may sell your shares on the web at hartfordfunds.com, by phone by calling 1-888-843-7824, by electronic funds transfer, or by wire. In certain circumstances you will need to write to Hartford Funds to request to sell your shares. For regular mail, please send the request to Hartford Funds, P.O. Box 219060, Kansas City, MO 64121-9060. For overnight mail, please send the request to Hartford Funds, 430 W 7th Street, Suite 219060, Kansas City, MO 64105-1407.
TAX INFORMATION. The Fund’s distributions are generally taxable, and may be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Such tax-deferred arrangements may be taxed later upon withdrawal of monies from those arrangements.
PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES. If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank or financial advisor), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your financial advisor to recommend the Fund over another investment. Ask your financial advisor or visit your financial intermediary’s website for more information.

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8 March 1, 2021 MFSUM-SCV_030121